Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	) )	Case No. 08-12606 (BLS)
VERASUN ENERGY CORPORATION, et al.,	)	Chapter 11
)
Debtors. [1]	)	Joint Administration Pending
)
)

INTERIM ORDER UNDER 11 U.S.C. §§ 105, 362 AND 541 AND FED. R.

BANKR. P. 3001 AND 3002 (I) ESTABLISHING NOTIFICATION AND

HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES AND (II)

ESTABLISHING THE NOTICE AND SELL-DOWN PROCEDURES FOR

TRADING IN CLAIMS AGAINST THE DEBTORS’ ESTATES

Upon the motion (the “Motion”)2 of the Debtors for an order, under Bankruptcy Code sections 105, 362 and 541 and Bankruptcy Rules 3001 and 3002 (i) establishing notification and hearing procedures for trading in equity securities and (ii) establishing the notice and sell-down procedures for trading in claims against the Debtors’ estates; and upon the Herron Declaration; and due and sufficient notice of the Motion having been given under the particular circumstances; and it appearing that no other or further notice need be provided; and it appearing that the relief requested by the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and after due deliberation thereon; and sufficient cause appearing therefor, it is hereby

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The Debtors consist of: VeraSun Energy Corporation (EIN: 20-3430241); ASA Albion, LLC (EIN: 55-0907221); ASA Bloomingburg, LLC (EIN: 55-0907224); ASA Linden, LLC (EIN: 55-0907228); ASA OpCo Holdings, LLC (EIN: 68-0609122) US Bio Marion, LLC (EIN: 20-34377343); US BioEnergy Corporation (EIN: 20-1811472); VeraSun Albert City, LLC (EIN: (20-2264707); VeraSun Aurora Corporation (EIN: 40-0462174); VeraSun BioDiesel, LLC (EIN: 20-3790860); VeraSun Central City, LLC (EIN: (55-0816855); VeraSun Charles City, LLC (EIN: 20-3735184); VeraSun Dyersville, LLC (20-5765890); VeraSun Fort Dodge, LLC (EIN: 42-1630527); VeraSun Granite City, LLC (EIN: 20-5909621); VeraSun Hankinson, LLC (90-0287129); VeraSun Hartley, LLC (EIN: 20-5381200); VeraSun Janesville, LLC (EIN: 20-4420290); VeraSun Litchfield, LLC (EIN: 20-8621370); VeraSun Marketing, LLC (EIN: 20-3693800); VeraSun Ord, LLC (75-3204878); VeraSun Reynolds, LLC (EIN: 20-5914827); VeraSun Tilton, LLC (EIN: 26-1539139); VeraSun Welcome, LLC (EIN: 20-4115888); VeraSun Woodbury, LLC (20-0647425).

[2]	Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Motion.

ORDERED, ADJUDGED, AND DECREED THAT:

1. The Motion is GRANTED on an interim basis as provided herein, pending a further order by this Court.

2. Any purchase, sale, or other transfer of claims against, or equity securities in, the Debtors in violation of the procedures set forth herein (including the notice requirements set forth in paragraphs 3(a) and 4(a) and (c) below) shall be null and void ab initio as an act in violation of the automatic stay under U.S.C. §§ 362 and 105(a) of the Bankruptcy Code.

3. The following procedure shall apply to trading in equity securities of VeraSun:

(a) Any person or entity (as defined in Treasury Regulations section 1.382-3(a) for purposes of this Section 3) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on the Debtors and counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit 1A, on or before the later of (A) 20 days after the effective date of the notice of entry of this Order or (B) ten days after becoming a Substantial Shareholder.

(b) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) that would result in an increase in the amount of common stock of VeraSun beneficially owned by a Substantial Shareholder or would result in a person’s or entity’s becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1B, of the intended transfer of equity securities.

(c) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) that would result in a decrease in the amount of common stock of VeraSun beneficially owned by a Substantial Shareholder or would result in a person or entity’s ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1C, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a “Notice of Proposed Transfer”).

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(d) The Debtors shall have 30 calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

(e) For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 7,464,414 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of VeraSun, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

4. The following procedure shall apply to trading in claims against the Debtors:

a)

Notice of 382(l)(5) Plan and Disclosure Statement. The Debtors shall, upon filing a Disclosure Statement with respect to such plan, simultaneously file with the Court and further publish and serve in the manner specified in Paragraph (j) below a separate notice (“Disclosure Statement Notice”) in substantially the form attached as Exhibit 2A. The Disclosure Statement Notice shall (i) state that a 382(l)(5) Plan has been filed with the Court, (ii) disclose the most current estimate of the Threshold Amount and (iii) set a record date, which shall be 5:00 p.m., New York Time, on the date set by the Court that is ten (10) business days prior to the date set for the hearing on the Disclosure Statement (the “Disclosure Statement Notice Record Date”). Each Beneficial Claimholder who holds more than the Threshold Amount (each, a “Substantial Claimholder”) as of the Disclosure Statement Notice Record Date is hereby ordered and directed to email and fax to counsel to the Debtors a report in the form attached hereto as Exhibit 2B (the “Initial Holdings Report”) identifying: (I) the

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nature and amount of Claims held by such Beneficial Claimholder as of the Disclosure Statement Notice Record Date (the “Initial Holdings”); and (II) the Protected Amount that is in excess of the Threshold Amount. The Initial Holdings Report shall be subject to the confidentiality provisions set forth in Paragraph (i) below and shall be served in accordance with the preceding sentence no later than three business days prior to the first date set by the Court for the hearing to consider the Disclosure Statement to the email addresses and fax numbers identified on the attached Exhibit 2B. In the event that the hearing to consider the Disclosure Statement is adjourned or continued, Substantial Claimholders shall not be required to amend or update their Initial Holdings Reports unless, in the event of an adjournment or continuance, the Debtors establish a new Disclosure Statement Notice Record Date and provides notice thereof, in which case the process above will re-commence.

b)	Disclosure Statement. The Disclosure Statement shall contain information adequate to permit a party entitled to vote on a 382(l)(5) Plan to determine whether a 382(l)(5) Plan provides greater value than possible alternatives and shall include, without limitation, the following disclosures: (i) the net present value of the projected tax savings of the 382(l)(5) Plan as compared to a 382(l)(6) Plan based on the financial projections included in the Disclosure Statement; (ii) a description of the restrictions on trading with respect to the common stock and any other securities of the reorganized Debtors (the “Affected Securities”) that will be required or imposed under the 382(l)(5) Plan after the Effective Date to preserve such tax savings; (iii) the projected value of the Affected Securities in the aggregate; and (iv) the projected tax savings of the 382(l)(5) Plan as a percentage of the aggregate value of the Affected Securities. In addition, the Debtors shall promptly (and in any event before the end of the hearing on the Disclosure Statement) disclose on a separate filing with the SEC on Form 8-K (i) the aggregate amount of Initial Holdings (the “Total Initial Holdings”) and (ii) the estimated maximum amount and percentage of the Total Initial Holdings in each class that may be required to be sold down as provided below. Such disclosures shall be included in the final Disclosure Statement. The foregoing does not limit in any way the right of any party in interest to object to the adequacy of the information in the Disclosure Statement.

c)

Notice of Claimholder Acceptance of 382(l)(5) Plan. The Debtor shall file with the Court and further publish and serve in the manner specified in Paragraph (j) below, not less than ten days prior to the commencement of the Confirmation Hearing, a notice (the “Pre-Confirmation Notice”) substantially in the form attached hereto as Exhibit 2C, setting forth: (i) a record date, which shall be 5:00 p.m., New York Time, on a date that is ten days prior to the first date set by the Court for the Confirmation Hearing (the “Pre-Confirmation Notice Record Date”); and (ii) identifying the most current estimate of the Threshold Amount (determined as of the Pre-Confirmation Notice Record Date). Each Beneficial Claimholder who is a Substantial Claimholder (as determined by the

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Threshold Amount identified in the Pre-Confirmation Notice) as of the Pre-Confirmation Notice Record Date is hereby ordered and directed to deliver, via e-mail and fax, a report in the form attached hereto as Exhibit 2D (the “Final Holdings Report”) identifying the nature and amount of claims held by such Beneficial Claimholder as of the Pre-Confirmation Notice Record Date (the “Final Holdings”). The Final Holdings Report shall be subject to the confidentiality provisions set forth in Paragraph (i) below and shall be served on counsel to the Debtors no later than the date that is three business days prior to the first date set by the Court for the Confirmation Hearing to the e-mail addresses and fax numbers identified on the attached Exhibit 2B. For any Substantial Claimholder who did not serve an Initial Holdings Report, the Final Holdings Report shall also contain such Substantial Claimholder’s Protected Amount that is in excess of the Threshold Amount. In the event that the Confirmation Hearing is adjourned or continued, Substantial Claimholders shall not be required to amend or update their Final Holdings Reports unless, in the event of an adjournment or continuance, the Debtors establish a new Pre-Confirmation Notice Record Date and provides notice thereof, in which case the process above will re-commence.

d)	Sell-Down Notice. If the Court confirms the 382(l)(5) Plan, the Debtors shall serve a notice substantially in the form attached hereto as Exhibit 2E (the “Sell-Down Notice”) by overnight delivery service within the United States upon counsel to the Debtors and each Substantial Claimholder (as of the Pre-Confirmation Notice Record Date) within five business days after the entry of the order confirming the 382(l)(5) Plan. The Sell-Down Notice shall (i) state that the 382(l)(5) Plan has been confirmed; (ii) contain the results of the calculations described in Paragraph (f)(1) below, including the calculation of the Maximum Amount and the information used to perform all such calculations to the extent that the Debtors are not required by this Order or other confidentiality restrictions to keep such information confidential; and (iii) provide notice that, pursuant to this Order, each Substantial Claimholder is ordered and directed to comply with the Sell-Down Procedures (set forth in Paragraph (f) below) before the Effective Date.

e)	Effective Date. The Effective Date of any 382(l)(5) Plan shall not be earlier than 30 calendar days after the Confirmation Date.

f)	Sell-Down Procedures. If and only to the extent that a 382(l)(5) Plan is confirmed by this Court, then, to the extent necessary to effectuate the 382(l)(5) Plan, each Beneficial Claimholder who is, as of the Pre-Confirmation Notice Record Date, a Substantial Claimholder (other than a Permitted Substantial Claimholder whose Claims shall not be required to be sold as part of the Sell-Down pursuant to Paragraph (f)(2) below), is hereby ordered and directed to comply with the following sell-down procedures (the “Sell-Down Procedures”):

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1.	The Maximum Amount. The Debtors shall calculate the maximum amount of claims that may be held, as of the Effective Date of the 382(l)(5) Plan, by a Substantial Claimholder that was a Substantial Claimholder as of the Pre-Confirmation Notice Record Date (the “Maximum Amount”) as follows:

i.	Based upon the information provided by the Substantial Claimholders in the Final Holdings Reports, the Debtors shall calculate the total amount of claims that all Substantial Claimholders must sell to effectuate the 382(l)(5) Plan assuming that all Incremental Holdings will be sold prior to any Sell-Down of claims held by the Substantial Claimholders prior to the Disclosure Statement Notice Record Date and taking into account in its determination the portion of claims held by Substantial Claimholders that the Debtors reasonably conclude (based on evidence furnished by the Substantial Claimholders) have not existed since a date that was 18 months before the Petition Date and that are not “ordinary course” claims, within the meaning of Treasury Regulations section 1.382- 9(d)(2)(iv) (the “Sell-Down Amount”).

ii.	If the Sell-Down Amount is less than or equal to the Total Incremental Holdings, the Debtors shall calculate the amount of each Substantial Claimholder’s pro rata share of the Sell-Down Amount (i.e., the Sell-Down Amount multiplied by a fraction, the numerator of which is the Substantial Claimholder’s Incremental Holdings and the denominator of which is the Total Incremental Holdings);

iii.	If the Sell-Down Amount exceeds Total Incremental Holdings, the Debtors shall calculate for each Substantial Claimholder the amount of such Substantial Claimholder’s pro rata share of such excess (i.e., the total amount of such excess multiplied by a fraction, the numerator of which is such Substantial Claimholder’s Initial Holdings minus the Threshold Amount and the denominator of which is the Total Initial Holdings in excess of the Threshold Amount of all Substantial Claimholders) and add to that the amount of such Substantial Claimholder’s Incremental Holdings; and

iv.	For each Substantial Claimholder, the Debtors shall subtract from the total claims held by such Substantial Claimholder (as reported in the Final Holdings Report) such Substantial Claimholder’s share of the Sell-Down Amount calculated in accordance with clauses (ii) or (iii) above, as applicable. The difference shall be the Maximum Amount.

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2.	Sell-Down. Prior to the Effective Date, each Substantial Claimholder shall sell an amount of claims equal to its share of the Sell-Down Amount or such other amount necessary so that no Substantial Claimholder shall, as of the Effective Date, hold claims in excess of the Maximum Amount for such claimholder (the “Sell-Down”); provided, however, that notwithstanding anything to the contrary in this Order, no Beneficial Claimholder shall be required to sell any claims if such sale would result in such Beneficial Claimholder having Beneficial Ownership of an aggregate amount of Claims that is less than such Beneficial Claimholder’s Protected Amount. Each Substantial Claimholder shall sell or otherwise transfer its claims subject to the Sell-Down to unrelated persons or entities; provided further that the Substantial Claimholder shall not have a reasonable basis to believe that such person or entity would own, immediately after the contemplated consummation of such transfer, an amount of claims in excess of the Maximum Amount for such claimholder.

3.	Objections to Sell-Down Notices. A Substantial Claimholder who has complied with the notice procedures contained in this Section 4 may, no later than 10 calendar days from service of the Sell-Down Notice, object to the manner in which the Maximum Amount or the Sell-Down Amount specified in a Sell-Down Notice were calculated or on the grounds that such notice contained a mathematical error that would result in requiring the Substantial Claimholder to reduce its ownership below the Maximum Amount or the Protected Amount for such Substantial Claimholder. In connection with any such objection, the Substantial Claimholder shall disclose its holdings to counsel to the Debtors as of the time of the filing of the objection and as of the time of any hearing on such objection. The Debtors may serve a new Sell-Down Notice by overnight delivery service within the United States correcting such errors; any Substantial Claimholder required to sell additional claims as a result of such correction shall have 20 calendar days from service of any new Sell-Down Notice to effect the additional Sell-Down.

4.	Notice of Compliance. A Substantial Claimholder subject to the Sell-Down shall, before the Effective Date and as a condition to receiving Affected Securities, deliver to counsel to the Debtors a written statement substantially in the form of Exhibit 2F hereto that such Substantial Claimholder has complied with the terms and conditions set forth in Paragraph (f)(2) and that such Substantial Claimholder will not hold claims, as of the Effective Date, in an amount in excess of the Maximum Amount for such Substantial Claimholder (the “Notice of Compliance”). Any Substantial Claimholder who fails to comply with this provision shall not receive Affected Securities with respect to any claims in excess of the greater of such claimholder’s Protected Amount or the then current Threshold Amount.

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5.	Applicable Authority. For the avoidance of doubt, section 382 of the I.R.C., the Treasury Regulations promulgated thereunder and all relevant Internal Revenue Service and judicial authority shall apply in determining whether the claims of several persons and/or Entities must be aggregated when testing for Substantial Claimholder status. For these purposes and except as specifically provided with respect to claims ownership in the Treasury Regulations, the rules and authority identified in the preceding sentence shall be treated as if they applied to claims in the same manner as they apply to stock.

6.	Subsequent Substantial Claimholders. To the extent that any person or Entity becomes a Substantial Claimholder after the date in which Final Holdings Reports are due, the Court shall retain jurisdiction so that the Debtors may seek equitable relief similar to the relief described in this Order in order to protect the Debtors’ ability to apply Section 382(l)(5) of the I.R.C.

g)	Claimholder Participation. To permit reliance by the Debtors on Treasury Regulation section 1.382-9(d)(3), any Beneficial Claimholder that participates in formulating any chapter 11 plan of reorganization of or on behalf of the Debtors (which shall include, without limitation, making any suggestions or proposals to the Debtors or their advisors with regard to such a plan), shall not, and shall not be asked to, disclose (or otherwise make evident unless compelled to do so by an order of a court of competent jurisdiction or some other applicable legal requirement) to the Debtors that any claims in which such Beneficial Claimholder has a beneficial ownership are Newly Traded Claims (the “Participation Restriction”). For this purpose, the Debtors acknowledge and agree that the following activities shall not, where in pursuing such activities the relevant Beneficial Claimholder does not disclose (or otherwise make evident) to the Debtors that such Beneficial Claimholder has beneficial ownership of Newly Traded Claims, constitute a violation of the Participation Restriction: (a) filing an objection to a proposed disclosure statement or to confirmation of a proposed plan of reorganization; (b) negotiating the terms of, or voting to accept or reject, a proposed plan of reorganization; (c) reviewing or commenting on a proposed business plan; (d) membership on the Creditors’ Committee or other official or ad hoc committee; (e) providing information other than with respect to its claims to the Debtors on a confidential basis; or (f) taking any action required by this Order. Any claimholder found by the Court to have violated the Participation Restriction, and who, as a result, would prevent the Debtors from implementing a 382(l)(5) Plan, shall be required to dispose of Newly Traded Claims of which such Entity has Beneficial Ownership in the manner specified in Paragraph (f)(2) above and shall be subject to the Forfeiture Remedy described in Paragraph (h) below.

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h)	Sanctions for Noncompliance. If any Substantial Claimholder fails to comply with the Sell-Down applicable to it, such Substantial Claimholder shall not be entitled to receive Beneficial Ownership of any Affected Securities in connection with the implementation of the 382(l)(5) Plan with respect to any claims required to be sold pursuant to a Sell-Down Notice. Any Substantial Claimholder that violates this Order shall be required to forfeit the Affected Securities (the “Forfeiture Remedy”). The Debtors may seek to enforce the Forfeiture Remedy, on notice to the Entity upon whom such sanctions are sought to be imposed, on an expedited basis. The Debtors also reserve the right to seek from this Court, on an expedited basis, other sanctions or damages for a willful violation of this Order, on notice to the Entity upon whom such sanctions are sought to be imposed, including, but not limited to damages for loss of any tax benefits caused by such violation and any injunction or other relief necessary or appropriate to remedy such violation. Any distribution of Affected Securities pursuant to the implementation of the 382(l)(5) Plan that is precluded by an order enforcing the Forfeiture Remedy (the “Forfeited Equity”) shall be void ab initio. Any Entity that receives Forfeited Equity shall, immediately upon becoming aware of such fact, return the Forfeited Equity to the reorganized Debtors or, if all of the shares properly issued to such Entity and all or any portion of such Forfeited Equity have been sold prior to the time such Entity becomes aware of such fact, such Entity shall return to the reorganized Debtors (a) any Forfeited Equity still held by such Entity and (b) the proceeds attributable to the sale of Forfeited Equity. Any Entity that receives Forfeited Equity and fails to comply with the preceding sentence shall be subject to such additional sanctions as the Court may determine. The reorganized Debtors shall distribute any Forfeited Equity in accordance with the 382(l)(5) Plan.

i)	Confidentiality. The Initial Holdings Report, the Final Holdings Report, the Sell-Down Notices and the Notice of Compliance, and the information contained therein, shall be treated as confidential information and shall be available only to the Debtors and counsel and financial or tax advisors to the Debtors. Each recipient of any Initial Holdings Report, Final Holdings Report, Sell-Down Notice and the Notice of Compliance (or similar notices provided under the Order) shall keep the information contained therein confidential and shall not disclose such information to any person or entity (including, without limitation, any member of the Creditors’ Committee) unless required to produce it in a legal proceeding or subject to further Court order.

j)

Notice. Any notices required to be published under Section 4 of this Order shall be published in The Wall Street Journal and the Financial Times. All notices required to be served shall be served on the following parties via electronic mail if an e-mail address is known, or by overnight mail if an e-mail address is not known: (a) the Office of the United States Trustee for the District of Delaware (which shall be sent by overnight mail only); (b) the Securities and Exchange Commission; (c) the Internal Revenue Service; (d) the United States Attorney

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Office for District of Delaware; (e) counsel to the Prepetition Lenders; (f) counsel to the DIP Lenders, (g) counsel to the Indenture Trustee; (h) the parties included on the Debtors’ list of thirty (30) largest unsecured creditors; (i) any statutory committee appointed under section 1102 of the Bankruptcy Code; and (j) the indenture trustees for any bonds or debentures of the Debtors.

k)	The requirements set forth in this Order are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate and other laws, and do not excuse compliance therewith.

l)	The Court shall retain jurisdiction to interpret, enforce, aid in the enforcement of and resolve any disputes or matters related to any of the provisions of this Order.

m)	For purposes of Section 4 of this Order, the following definitions shall apply:

a)	“382(l)(5) Plan” means a plan of reorganization for the Debtors under chapter 11 of the Bankruptcy Code that provides for or contemplates the use of net operating loss carryforwards and other tax attributes under Section 382(l)(5) of the I.R.C. and that restricts transfers of Beneficial Ownership of Affected Securities for not less than two years after the reorganization in order to avoid an “ownership change,” as such term is defined in the I.R.C. and regulations promulgated thereunder.

b)	“382(l)(6) Plan” means a plan of reorganization for the Debtors under chapter 11 of the Bankruptcy Code that provides for or contemplates the use of net operating loss carryforwards and other tax attributes under, and subject to the limitations of, Section 382(l)(6) of the I.R.C.

c)	“Applicable Percentage “ means, if only one class of Affected Securities is to be issued pursuant to the terms of a 382(l)(5) Plan, 4.75% of the number of such shares that the Debtors reasonably estimate will be issued at the effective date of such 382(l)(5) Plan. If more than one class of Affected Securities is to be distributed pursuant to the terms of a 382(l)(5) Plan, the Applicable Percentage shall be determined by the Debtors in their reasonable judgment in a manner consistent with the estimated range of values for the equity to be distributed reflected in the valuation analysis set forth in the Disclosure Statement, and shall be expressed in a manner that makes clear how many shares of common equity would constitute the Applicable Percentage.

d)	“Beneficial Ownership” of claims shall be determined in accordance with applicable rules under Section 382 of the I.R.C. and regulations promulgated thereunder, as if such rules applied to claims in the same manner as they apply to equity except to the extent inconsistent with rules and regulations specifically applicable to the ownership of claims.

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e)	“Beneficial Claimholders” means those Entities that have Beneficial Ownership of claims.

f)	“claim” shall have the meaning ascribed to that term in section 101(5) of the Bankruptcy Code and includes, without limitation, a lessor’s right to any current or future payment under or arising out of any lease with respect to which any Debtor is a lessee.

g)	“Confirmation Date” means the date on which the Court enters an order confirming a 382(l)(5) Plan.

h)	“Confirmation Hearing” means a hearing held before this Court on the confirmation of the 382(l)(5) Plan pursuant to section 1129 of the Bankruptcy Code.

i)	“Disclosure Statement” means a disclosure statement filed with the Court relating to a 382(l)(5) Plan.

j)	“Effective Date” means the date on which the 382(l)(5) Plan becomes effective, but in no event less than 30 calendar days from the Confirmation Date.

k)	“Entity” means a person or entity for purposes of the rules under Section 382 of the I.R.C.

l)	“Incremental Holdings” means the amount, if any, of Claims identified in each Substantial Claimholders’ Final Holdings Report in excess of the greater of (i) the amount contained in each respective Substantial Claimholder’s Initial Holdings Report and (ii) the Threshold Amount as of the Disclosure Statement Notice Record Date.

m)	“Newly Traded Claims” means claims (i) with respect to which an Entity acquired beneficial ownership after the date that was 18 months before the Petition Date; and (b) that are not “ordinary course” claims, within the meaning of Treasury Regulations section 1.382-9(d)(2)(iv), of which the same Entity has always had beneficial ownership.

n)	“Permitted Substantial Claimholder” means a Substantial Claimholder whom the Debtors reasonably conclude acquired its claim in the ordinary course of the Debtors’ trade or business (within the meaning of Treasury Regulations section 1.382-9(d)(2)(iv)) and has at all times since the creation of such claim held the Beneficial Ownership in that claim.

o)	“Petition Date” means October 31, 2008.

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p)	“Protected Amount” means the amount of claims of which a Beneficial Claimholder had Beneficial Ownership on the Petition Date, increased by the amount of claims of which such Beneficial Claimholder acquires Beneficial Ownership pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date minus the amount of claims that such Beneficial Claimholder sells pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date.

q)	“Substantial Claimholder” means a Beneficial Claimholder who holds more than the Threshold Amount as of the applicable record date and time, as described in Paragraphs 4(a) and 4(c) above.

r)	“Threshold Amount” means the amount of claims that are projected by the Debtors to entitle the Beneficial Claimholder thereof to become the Beneficial Claimholder of the Applicable Percentage of Affected Securities.

s)	“Total Incremental Holdings” means the aggregate amount of all of each Substantial Claimholders’ Incremental Holdings.

5. Any notice required by the Order to be served by Substantial Claimholders, if effected prior to the filing of a proof of claim by a Substantial Claimholder, will not limit the right of a creditor to assert any and all claims, whether or not such claims are in addition to or differ from those listed on the notice, in a proof of claim filed in accordance with any future orders of this Court.

6. The Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures contained in this Order.

7. The Debtors shall serve the Notice of Order setting forth the procedures authorized herein substantially in the form annexed hereto as Exhibit 3 on (a) the Office of the United States Trustee for the District of Delaware; (b) the Securities and Exchange Commission; (c) the Internal Revenue Service; (d) the United States Attorney Office for District of Delaware; (e) counsel to the Prepetition Lenders; (f) counsel to the

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DIP Lenders, (g) counsel to the Indenture Trustee; (h) the parties included on the Debtors’ list of thirty (30) largest unsecured creditors; (i) any statutory committee appointed under section 1102 of the Bankruptcy Code; and (j) the indenture trustees, transfer agents, or brokerage firms for any class of common stock of VeraSun or any bonds or debentures of the Debtors. Notice served pursuant to the preceding sentence shall be via first class mail, postage prepaid. The Debtors shall also file a copy of this Order as an exhibit to a report on Form 8-K filed with the Securities and Exchange Commission. Additionally, the Debtors shall publish the Notice of Order in The Wall Street Journal and The Financial Times (U.S. edition). No further notice of entry of this Order need be served by the Debtors.

8. Any indenture trustee(s) or transfer agent(s) or brokerage firm(s), whether holding on its own account or on the account of any customer, for any bonds or debentures of the Debtors or any stock of VeraSun having notice hereof shall provide such Notice of Order to all holders of such bonds or debentures in excess of $10 million or stock in excess of 3,700,000 shares registered with such indenture trustee or transfer agent or brokerage firm; provided that, if any indenture trustee or transfer agent or brokerage firm provides the Debtors with the name and addresses of all holders of such bonds, debentures, or stock, the Debtors shall deliver the Notice of Order to such holders. Any such registered holder must, in turn, provide such Notice of Order to any holder for whose account such registered holder holds such bonds or debentures in excess of $10 million or stock in excess of 3,700,000 shares, and so on down the chain of ownership. Any person or entity or broker or agent acting on their behalf which sells claims against the Debtors in the aggregate principal amount of at least $2 million to another person or

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entity shall provide notification of the existence of this Order or its contents to such purchaser of such claims or to any broker or agent acting on such purchaser’s behalf, to the extent reasonably feasible. The Debtors are authorized, but not directed, to reimburse the indenture trustees, transfer agents and brokerage firms, and any registered holders required to provide the Notice of Order to a holder of bonds, debentures or stock, for any reasonable costs and expenses incurred by them in providing the Notice of Order to a holder of bonds, debentures or stock pursuant to this Section 8.

9. Any person or entity or broker or agent acting on such person or entity’s behalf who sells an aggregate amount of at least 2,000,000 shares of stock of VeraSun, or an option with respect thereto, to another person or entity shall provide a copy of the Notice of Order to such purchaser of such stock or to any broker or agent acting on such purchaser’s behalf.

10. Final relief with respect to the Order shall be heard at the next omnibus hearing, which is currently scheduled for December 2, 2008. Any objections with respect to this Order must be filed with the Court no later than November 24, 2008. This Order shall be effective until the Court issues a final order.

14

11. The requirements set forth in this Order are in addition to the requirements of Bankruptcy Rule 3001 and all applicable securities, corporate and other laws, and do not excuse compliance therewith.

12. This Court shall retain jurisdiction with respect to all matters relating to the interpretation or implementation of this Order.

Dated: Wilmington, Delaware

            November 6, 2008

/s/ Brendan L. Shannon
UNITED STATES BANKRUPTCY JUDGE

15

Exhibit 1A

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VERASUN ENERGY CORPORATION, et al.,	:
	:	Chapter 11
Debtors.	:
	:	Jointly Administered
:
x

NOTICE OF STATUS AS A SUBSTANTIAL SHAREHOLDER1

PLEASE TAKE NOTICE that [Name of Shareholder] is/has become a Substantial Shareholder with respect to the common stock (including any options with respect thereto) (the “Common Stock”) of VeraSun Energy Corporation (“VeraSun”), a debtor and debtor-in-possession in Case No. 12606 (BLS) pending in the United States Bankruptcy Court for the District of Delaware.

PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Shareholder] beneficially owns [                            ] shares of the Common Stock of VeraSun. The following table sets forth the date(s) on which [Name of Shareholder] acquired or otherwise became the beneficial owner of such Common Stock:

Number Of Shares	Date Acquired

(Attach additional page if necessary)

[1]

For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 7,464,414 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of VeraSun, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [Name of Shareholder] is [                            ].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Shareholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [_]), this Notice is being (a) filed with the United States Bankruptcy Court for the District of Delaware, 824 North Market Street, 3rd Floor, Wilmington, Delaware 19801, and (b) served upon counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 W. Wacker Drive, Suite 2100, Chicago, IL 60606 (Attn: Peter E. Krebs).

Respectfully submitted,

(Name of Shareholder)

By:
Name:
Title:

Address:

Telephone:
Facsimile:

Date:

2

Exhibit 1B

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VERASUN ENERGY CORPORATION, et al.,	:
	:	Chapter 11
Debtors.	:
	:	Jointly Administered
:
x

NOTICE OF INTENT TO PURCHASE, ACQUIRE, OR OTHERWISE

ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of the common stock (the “Common Stock”) of VeraSun Energy Corporation (“VeraSun”) or an option with respect thereto (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Shareholder1 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on the Debtors’ counsel.

[1]

For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 7,464,414 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of VeraSun, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns [                            ] shares of the Common Stock of VeraSun.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire, or otherwise accumulate [                            ] shares of Common Stock or an option with respect to [                            ] shares of Common Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own [                            ] shares of Common Stock after the transfer (including any options with respect to any Common Stock).

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Acquirer] is [                            ].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [_]), this Notice is being (a) filed with the United States Bankruptcy Court for the District of Delaware, 824 North Market Street, 3rd Floor, Wilmington, Delaware 19801, and (b) served upon counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 W. Wacker Drive, Suite 2100, Chicago, IL 60606 (Attn: Peter E. Krebs).

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

2

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Acquirer] that may result in [Name of Prospective Acquirer] purchasing, acquiring or otherwise accumulating additional shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully submitted,

(Name of Prospective Acquirer)

By:
Name:
Title:

Address:

Telephone:
Facsimile:

Date:

3

Exhibit 1C

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VERASUN ENERGY CORPORATION, et al.,	:
	:	Chapter 11
Debtors.	:
	:	Jointly Administered
:
x

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE

TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of the common stock (the “Common Stock”) of VeraSun Energy Corporation (“VeraSun”) or an option with respect thereto (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Seller] filed a Notice of Status as a Substantial Shareholder3 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on the Debtors’ counsel.

[3]

For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 7,464,414 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of VeraSun, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Seller] currently beneficially owns [                            ] shares of the Common Stock of VeraSun (including any options with respect to any Common Stock).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Seller] proposes to sell, trade, or otherwise transfer [                            ] shares of Common Stock or an option with respect to [                            ] shares of Common Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Seller] will beneficially own [                            ] shares of Common Stock after the transfer.

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Seller] is [                            ].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [    ]), this Notice is being (a) filed with the United States Bankruptcy Court for the District of Delaware, 824 North Market Street, 3rd Floor, Wilmington, Delaware 19801, and (b) served upon counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 W. Wacker Drive, Suite 2100, Chicago, IL 60606 (Attn: Peter E. Krebs).

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Seller] that may result in [Name of Prospective Seller] selling, trading or otherwise transferring shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully submitted,

(Name of Prospective Seller)

By:
Name:
Title:

Address:

Telephone:
Facsimile:

Date:

EXHIBIT 2A

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VeraSun Energy Corporation, et al.,	:
	:	Chapter 11
Debtors.[1]	:
	:	Joint Administration Pending
:
x

NOTICE OF (A) FILING OF DISCLOSURE STATEMENT WITH RESPECT TO

382(l)(5) PLAN OF REORGANIZATION, (B) THRESHOLD AMOUNT,

(C) DISCLOSURE STATEMENT NOTICE RECORD DATE AND

(D) OBLIGATIONS OF BENEFICIAL CLAIMHOLDERS

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. Entry of Order. On [                    ], 2008, the United States Bankruptcy Court for the District of Delaware entered the Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [    ]) (the “Trading Order”). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings given to them in the Trading Order.

[1]

The Debtors consist of: VeraSun Energy Corporation (EIN: 20-3430241); ASA Albion, LLC (EIN: 55-0907221); ASA Bloomingburg, LLC (EIN: 55-0907224); ASA Linden, LLC (EIN: 55-0907228); ASA OpCo Holdings, LLC (EIN: 68-0609122) US Bio Marion, LLC (EIN: 20-34377343); US BioEnergy Corporation (EIN: 20-1811472); VeraSun Albert City, LLC (EIN: (20-2264707); VeraSun Aurora Corporation (EIN: 40-0462174); VeraSun BioDiesel, LLC (EIN: 20-3790860); VeraSun Central City, LLC (EIN: (55-0816855); VeraSun Charles City, LLC (EIN: 20-3735184); VeraSun Dyersville, LLC (20-5765890); VeraSun Fort Dodge, LLC (EIN: 42-1630527); VeraSun Granite City, LLC (EIN: 20-5909621); VeraSun Hankinson, LLC (90-0287129); VeraSun Hartley, LLC (EIN: 20-5381200); VeraSun Janesville, LLC (EIN: 20-4420290); VeraSun Litchfield, LLC (EIN: 20-8621370); VeraSun Marketing, LLC (EIN: 20-3693800); VeraSun Ord, LLC (75-3204878); VeraSun Reynolds, LLC (EIN: 20-5914827); VeraSun Tilton, LLC (EIN: 26-1539139); VeraSun Welcome, LLC (EIN: 20-4115888); VeraSun Woodbury, LLC (20-0647425).

2. Notice of Filing of Disclosure Statement with Respect to 382(l)(5) Plan of Reorganization. On [Date], the Debtors filed a disclosure statement (Docket No. [    ]) with respect to the [caption of plan] (Docket No. [    ]) (the “Plan”). The Plan is a 382(l)(5) Plan, as defined in the Trading Order and has been filed with the Court.

3. Threshold Amount. The Debtors’ most current estimate of the Threshold Amount2 of Claims is [            ].

4. Disclosure Statement Notice Record Date. The Disclosure Statement Notice Record Date is 5:00 p.m., New York Time, on [insert date that is ten business days prior to the date set for the hearing on the Disclosure Statement].

5. Obligation of Beneficial Claimholders. Each Beneficial Claimholder who holds more than the Threshold Amount of Claims as of the Disclosure Statement Notice Record Date must, in order to comply with the Trading Order, e-mail and fax to counsel to the Debtors a report in the form attached hereto as Annex 1 (the “Initial Holdings Report”) identifying (a) the nature and amount of Claims held by such Beneficial Holder as of the Disclosure Statement Notice Record Date and (b) the Protected Amount of Claims that is in excess of the Threshold Amount of Claims.3

6. Deadline for Serving Initial Holdings Report. The Initial Holdings Report shall be served in accordance with the preceding sentence to the e-mail addresses and fax numbers identified on the attached Annex 1 no later than 5:00 p.m., New York Time, on [date that is three business days prior to the first date set by the Court for the hearing to consider the Disclosure Statement].

Dated:	Wilmington, Delaware	BY ORDER OF THE COURT
[Date]

[2]

The term “Threshold Amount” is defined in the Trading Order as: “the amount of Claims that are projected by the Debtors to entitle the Beneficial Claimholder thereof to become the Beneficial Claimholder of the Applicable Percentage of Affected Securities.”

[3]

The term “Protected Amount” is defined in the Trading Order as: “the amount of Claims of which a Beneficial Claimholder had Beneficial Ownership on the Petition Date, increased by the amount of Claims of which such Beneficial Claimholder acquires Beneficial Ownership pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date minus the amount of Claims that such Beneficial Claimholder sells pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date.”

2

ANNEX 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VeraSun Energy Corporation, et al.,	:
	:	Chapter 11
Debtors.[1]	:
	:	Joint Administration Pending
:
x

INITIAL HOLDINGS REPORT

This Initial Holdings Report is being submitted as required by the Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [    ]) (the “Trading Order”). Unless otherwise defined in this Report, capitalized terms and phrases used herein have the meanings given to them in the Trading Order.

[1]

The Debtors consist of: VeraSun Energy Corporation (EIN: 20-3430241); ASA Albion, LLC (EIN: 55-0907221); ASA Bloomingburg, LLC (EIN: 55-0907224); ASA Linden, LLC (EIN: 55-0907228); ASA OpCo Holdings, LLC (EIN: 68-0609122) US Bio Marion, LLC (EIN: 20-34377343); US BioEnergy Corporation (EIN: 20-1811472); VeraSun Albert City, LLC (EIN: (20-2264707); VeraSun Aurora Corporation (EIN: 40-0462174); VeraSun BioDiesel, LLC (EIN: 20-3790860); VeraSun Central City, LLC (EIN: (55-0816855); VeraSun Charles City, LLC (EIN: 20-3735184); VeraSun Dyersville, LLC (20-5765890); VeraSun Fort Dodge, LLC (EIN: 42-1630527); VeraSun Granite City, LLC (EIN: 20-5909621); VeraSun Hankinson, LLC (90-0287129); VeraSun Hartley, LLC (EIN: 20-5381200); VeraSun Janesville, LLC (EIN: 20-4420290); VeraSun Litchfield, LLC (EIN: 20-8621370); VeraSun Marketing, LLC (EIN: 20-3693800); VeraSun Ord, LLC (75-3204878); VeraSun Reynolds, LLC (EIN: 20-5914827); VeraSun Tilton, LLC (EIN: 26-1539139); VeraSun Welcome, LLC (EIN: 20-4115888); VeraSun Woodbury, LLC (20-0647425).

1. As of the Disclosure Statement Notice Record Date, the undersigned is the Beneficial Owner of the following Claims:

Nature of Claim(s) (e.g., trade claim, rejection damage claim, bond claim, indemnity claim, etc.)	Dollar Amount of Claim(s)

Total

2. As of the Petition Date, the undersigned’s Protected Amount of Claims in excess of the Threshold Amount of Claims was $            .

3. In accordance with the Trading Order, a copy of this Initial Holdings Report was served by the undersigned by fax and e-mail on:

a.	Counsel for the Debtors:

Peter E. Krebs, Esq.

SKADDEN, ARPS, SLATE, MEAGHER AND FLOM

333 West Wacker Drive

Chicago, Illinois 60606-1285

Facsimile: (312) 827-9369

E-mail: Peter.Krebs@skadden.com

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT 2B

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VeraSun Energy Corporation, et al.,	:
	:	Chapter 11
Debtors.[1]	:
	:	Joint Administration Pending
:
x

INITIAL HOLDINGS REPORT

This Initial Holdings Report is being submitted as required by the Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [    ]) (the “Trading Order”). Unless otherwise defined in this Report, capitalized terms and phrases used herein have the meanings given to them in the Trading Order.

[1]

The Debtors consist of: VeraSun Energy Corporation (EIN: 20-3430241); ASA Albion, LLC (EIN: 55-0907221); ASA Bloomingburg, LLC (EIN: 55-0907224); ASA Linden, LLC (EIN: 55-0907228); ASA OpCo Holdings, LLC (EIN: 68-0609122) US Bio Marion, LLC (EIN: 20-34377343); US BioEnergy Corporation (EIN: 20-1811472); VeraSun Albert City, LLC (EIN: (20-2264707); VeraSun Aurora Corporation (EIN: 40-0462174); VeraSun BioDiesel, LLC (EIN: 20-3790860); VeraSun Central City, LLC (EIN: (55-0816855); VeraSun Charles City, LLC (EIN: 20-3735184); VeraSun Dyersville, LLC (20-5765890); VeraSun Fort Dodge, LLC (EIN: 42-1630527); VeraSun Granite City, LLC (EIN: 20-5909621); VeraSun Hankinson, LLC (90-0287129); VeraSun Hartley, LLC (EIN: 20-5381200); VeraSun Janesville, LLC (EIN: 20-4420290); VeraSun Litchfield, LLC (EIN: 20-8621370); VeraSun Marketing, LLC (EIN: 20-3693800); VeraSun Ord, LLC (75-3204878); VeraSun Reynolds, LLC (EIN: 20-5914827); VeraSun Tilton, LLC (EIN: 26-1539139); VeraSun Welcome, LLC (EIN: 20-4115888); VeraSun Woodbury, LLC (20-0647425).

1. As of the Disclosure Statement Notice Record Date, the undersigned is the Beneficial Owner of the following Claims:

Nature of Claim(s) (e.g., trade claim, rejection damage claim, bond claim, indemnity claim, etc.)	Dollar Amount of Claim(s)

Total

2. As of the Petition Date, the undersigned’s Protected Amount of Claims in excess of the Threshold Amount of Claims was $            .

3. In accordance with the Trading Order, a copy of this Initial Holdings Report was served by the undersigned by fax and e-mail on:

a.	Counsel for the Debtors:

Peter E. Krebs, Esq.

SKADDEN, ARPS, SLATE, MEAGHER AND FLOM

333 West Wacker Drive

Chicago, Illinois 60606-1285

Facsimile: (312) 827-9369

E-mail: Peter.Krebs@skadden.com

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT 2C

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VeraSun Energy Corporation, et al.,	:
	:	Chapter 11
Debtors.[1]	:
	:	Joint Administration Pending
:
x

NOTICE OF (A) THRESHOLD AMOUNT,

(B) PRE-CONFIRMATION NOTICE RECORD DATE AND

(C) OBLIGATIONS OF BENEFICIAL CLAIMHOLDERS

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. Entry of Order. On[                    ], 2008, the United States Bankruptcy Court for the District of Delaware entered the Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [    ]) (the “ Trading Order”). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings given to them in the Trading Order.

2. Threshold Amount. The Debtor’s current estimate of the Threshold Amount2 of Claims is [            ].

[1]

The Debtors consist of: VeraSun Energy Corporation (EIN: 20-3430241); ASA Albion, LLC (EIN: 55-0907221); ASA Bloomingburg, LLC (EIN: 55-0907224); ASA Linden, LLC (EIN: 55-0907228); ASA OpCo Holdings, LLC (EIN: 68-0609122) US Bio Marion, LLC (EIN: 20-34377343); US BioEnergy Corporation (EIN: 20-1811472); VeraSun Albert City, LLC (EIN: (20-2264707); VeraSun Aurora Corporation (EIN: 40-0462174); VeraSun BioDiesel, LLC (EIN: 20-3790860); VeraSun Central City, LLC (EIN: (55-0816855); VeraSun Charles City, LLC (EIN: 20-3735184); VeraSun Dyersville, LLC (20-5765890); VeraSun Fort Dodge, LLC (EIN: 42-1630527); VeraSun Granite City, LLC (EIN: 20-5909621); VeraSun Hankinson, LLC (90-0287129); VeraSun Hartley, LLC (EIN: 20-5381200); VeraSun Janesville, LLC (EIN: 20-4420290); VeraSun Litchfield, LLC (EIN: 20-8621370); VeraSun Marketing, LLC (EIN: 20-3693800); VeraSun Ord, LLC (75-3204878); VeraSun Reynolds, LLC (EIN: 20-5914827); VeraSun Tilton, LLC (EIN: 26-1539139); VeraSun Welcome, LLC (EIN: 20-4115888); VeraSun Woodbury, LLC (20-0647425).

[2]

The term “Threshold Amount” is defined in the Trading Order as: “the amount of Claims that are projected by the Debtors to entitle the Beneficial Claimholder thereof to become the Beneficial Claimholder of the Applicable Percentage of Affected Securities.”

(cont’d)

3. Pre-Confirmation Notice Record Date. The Pre-Confirmation Notice Record Date is 5:00 p.m., New York Time, on [the service date, which shall not be less than ten days prior to the first date set by the Court for the commencement of the Confirmation Hearing].

4. Obligation of Beneficial Claimholders. Each Beneficial Claimholder who holds more than the Threshold Amount of Claims as of the Pre-Confirmation Notice Record Date (each, a “Substantial Claimholder”) must, in order to comply with the Trading Order, e-mail and fax to counsel to the Debtors a report in the form attached hereto as Annex 1 (the “Final Holdings Report”) identifying the nature and amount of Claims held by such Beneficial Holder as of the Pre-Confirmation Notice Record Date. To the extent any Substantial Claimholder did not file an Initial Holdings Report (as defined in the Trading Order), such Substantial Claimholder must also complete paragraph 2 of the Final Holdings Report identifying the Protected Amount of Claims that is in excess of the Threshold Amount of Claims.3

5. Deadline for Serving Final Holdings Report. The Final Holdings Report shall be served in accordance with the preceding sentence to the e-mail addresses and fax numbers identified on the attached Annex 1 no later than 5:00 p.m., New York Time, on [date that is three days prior to the first date set by the Court for the commencement of the Confirmation Hearing].

Dated:	Wilmington, Delaware	BY ORDER OF THE COURT
[Insert Date]

(cont’d from previous page)

[3]

The term “Protected Amount” is defined in the Trading Order as: “the amount of Claims of which a Beneficial Claimholder had Beneficial Ownership on the Petition Date, increased by the amount of Claims of which such Beneficial Claimholder acquires Beneficial Ownership pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date minus the amount of Claims that such Beneficial Claimholder sells pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date.”

ANNEX 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VeraSun Energy Corporation, et al.,	:
	:	Chapter 11
Debtors.[1]	:
	:	(Jointly Administered)
:
x

FINAL HOLDINGS REPORT

This Final Holdings Report is being submitted as required by the Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [    ]) (the “Trading Order”). Unless otherwise defined in this Report, capitalized terms and phrases used herein have the meanings given to them in the Trading Order.

[1]

The Debtors consist of: VeraSun Energy Corporation (EIN: 20-3430241); ASA Albion, LLC (EIN: 55-0907221); ASA Bloomingburg, LLC (EIN: 55-0907224); ASA Linden, LLC (EIN: 55-0907228); ASA OpCo Holdings, LLC (EIN: 68-0609122) US Bio Marion, LLC (EIN: 20-34377343); US BioEnergy Corporation (EIN: 20-1811472); VeraSun Albert City, LLC (EIN: (20-2264707); VeraSun Aurora Corporation (EIN: 40-0462174); VeraSun BioDiesel, LLC (EIN: 20-3790860); VeraSun Central City, LLC (EIN: (55-0816855); VeraSun Charles City, LLC (EIN: 20-3735184); VeraSun Dyersville, LLC (20-5765890); VeraSun Fort Dodge, LLC (EIN: 42-1630527); VeraSun Granite City, LLC (EIN: 20-5909621); VeraSun Hankinson, LLC (90-0287129); VeraSun Hartley, LLC (EIN: 20-5381200); VeraSun Janesville, LLC (EIN: 20-4420290); VeraSun Litchfield, LLC (EIN: 20-8621370); VeraSun Marketing, LLC (EIN: 20-3693800); VeraSun Ord, LLC (75-3204878); VeraSun Reynolds, LLC (EIN: 20-5914827); VeraSun Tilton, LLC (EIN: 26-1539139); VeraSun Welcome, LLC (EIN: 20-4115888); VeraSun Woodbury, LLC (20-0647425).

1. As of the Pre-Confirmation Notice Record Date, the undersigned is the Beneficial Owner of the following Claims:

Nature of Claim(s) (e.g., trade claim, rejection damage claim, bond claim, indemnity claim, etc.)	Dollar Amount of Claim(s)

Total

2. As of the Petition Date, the undersigned’s Protected Amount of Claims in excess of the Threshold Amount of Claims was $            .

3. In accordance with the Trading Order, a copy of this Final Holdings Report was served by the undersigned by e-mail and fax on:

a.	Counsel for the Debtors:

Peter E. Krebs, Esq.

SKADDEN, ARPS, SLATE, MEAGHER AND FLOM

333 West Wacker Drive

Chicago, Illinois 60606-1285

Facsimile: (312) 827-9369

E-mail: Peter.Krebs@skadden.com

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT 2D

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VeraSun Energy Corporation, et al.,	:
	:	Chapter 11
Debtors.[1]	:
	:	Joint Administration Pending
:
x

FINAL HOLDINGS REPORT

This Final Holdings Report is being submitted as required by the Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [    ]) (the “Trading Order”). Unless otherwise defined in this Report, capitalized terms and phrases used herein have the meanings given to them in the Trading Order.

[1]

The Debtors consist of: VeraSun Energy Corporation (EIN: 20-3430241); ASA Albion, LLC (EIN: 55-0907221); ASA Bloomingburg, LLC (EIN: 55-0907224); ASA Linden, LLC (EIN: 55-0907228); ASA OpCo Holdings, LLC (EIN: 68-0609122) US Bio Marion, LLC (EIN: 20-34377343); US BioEnergy Corporation (EIN: 20-1811472); VeraSun Albert City, LLC (EIN: (20-2264707); VeraSun Aurora Corporation (EIN: 40-0462174); VeraSun BioDiesel, LLC (EIN: 20-3790860); VeraSun Central City, LLC (EIN: (55-0816855); VeraSun Charles City, LLC (EIN: 20-3735184); VeraSun Dyersville, LLC (20-5765890); VeraSun Fort Dodge, LLC (EIN: 42-1630527); VeraSun Granite City, LLC (EIN: 20-5909621); VeraSun Hankinson, LLC (90-0287129); VeraSun Hartley, LLC (EIN: 20-5381200); VeraSun Janesville, LLC (EIN: 20-4420290); VeraSun Litchfield, LLC (EIN: 20-8621370); VeraSun Marketing, LLC (EIN: 20-3693800); VeraSun Ord, LLC (75-3204878); VeraSun Reynolds, LLC (EIN: 20-5914827); VeraSun Tilton, LLC (EIN: 26-1539139); VeraSun Welcome, LLC (EIN: 20-4115888); VeraSun Woodbury, LLC (20-0647425).

1. As of the Pre-Confirmation Notice Record Date, the undersigned is the Beneficial Owner of the following Claims:

Nature of Claim(s) (e.g., trade claim, rejection damage claim, bond claim, indemnity claim, etc.)	Dollar Amount of Claim(s)

Total

2. As of the Petition Date, the undersigned’s Protected Amount of Claims in excess of the Threshold Amount of Claims was $            .

3. In accordance with the Trading Order, a copy of this Final Holdings Report was served by the undersigned by e-mail and fax on:

a.	Counsel for the Debtors:

Peter E. Krebs, Esq.

SKADDEN, ARPS, SLATE, MEAGHER AND FLOM

333 West Wacker Drive

Chicago, Illinois 60606-1285

Facsimile: (312) 827-9369

E-mail: Peter.Krebs@skadden.com

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT 2E

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VeraSun Energy Corporation, et al.,	:
	:	Chapter 11
Debtors.[1]	:
	:	Joint Administration Pending
:
x

NOTICE OF (A) CONFIRMATION OF 382(l)(5) PLAN OF

REORGANIZATION, (B) MAXIMUM AMOUNT AND

(C) OBLIGATIONS OF SUBSTANTIAL CLAIMHOLDERS

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. Entry of Order. In [            ], 2008, the United States Bankruptcy Court for the District of Delaware entered the Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [    ]) (the “Trading Order”). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings given to them in the Trading Order.

2. Notice of Confirmation of 382(l)(5) Plan of Reorganization. On [Date], the United States Bankruptcy Court for the District of Delaware confirmed the Plan. The Plan is a 382(l)(5) Plan as defined in the Trading Order.

3. Maximum Amount of Claims that May Be Held by a Substantial Claimholder. In accordance with Section 4 of the Trading Order, the Debtor has

[1]	The Debtors consist of: VeraSun Energy Corporation (EIN: 20-3430241); ASA Albion, LLC (EIN: 55-0907221); ASA Bloomingburg, LLC (EIN: 55-0907224); ASA Linden, LLC (EIN: 55-0907228); ASA OpCo Holdings, LLC (EIN: 68-0609122) US Bio Marion, LLC (EIN: 20-34377343); US BioEnergy Corporation (EIN: 20-1811472); VeraSun Albert City, LLC (EIN: (20-2264707); VeraSun Aurora Corporation (EIN: 40-0462174); VeraSun BioDiesel, LLC (EIN: 20-3790860); VeraSun Central City, LLC (EIN: (55-0816855); VeraSun Charles City, LLC (EIN: 20-3735184); VeraSun Dyersville, LLC (20-5765890); VeraSun Fort Dodge, LLC (EIN: 42-1630527); VeraSun Granite City, LLC (EIN: 20-5909621); VeraSun Hankinson, LLC (90-0287129); VeraSun Hartley, LLC (EIN: 20-5381200); VeraSun Janesville, LLC (EIN: 20-4420290); VeraSun Litchfield, LLC (EIN: 20-8621370); VeraSun Marketing, LLC (EIN: 20-3693800); VeraSun Ord, LLC (75-3204878); VeraSun Reynolds, LLC (EIN: 20-5914827); VeraSun Tilton, LLC (EIN: 26-1539139); VeraSun Welcome, LLC (EIN: 20-4115888); VeraSun Woodbury, LLC (20-0647425).

calculated the Maximum Amount of Claims that may be held by [name of Substantial Claimholder], as of the Effective Date of the 382(l)(5) Plan, to be $[            ]. Such Amount was determined as follows:

[Insert Calculation]

4. Sell Down Amount. The total amount of Claims that all Substantial Claimholders must sell (to parties other than Substantial Claimholders or parties that would become Substantial Claimholders by reason of such sales to them) to effectuate the 382(l)(5) Plan is $[            ].

[Insert Calculation]

5. Objection to Maximum Amount or Sell Down Amount. A Substantial Claimholder who has complied with the notice procedures contained in Section 4 of the Trading Order may, no later than 10 calendar days from service of this Sell-Down Notice, object to the manner in which the Maximum Amount or the Sell-Down Amount specified in this Sell-Down Notice were calculated or on the grounds that this Sell-Down Notice contains a mathematical error that would result in requiring the Substantial Claimholder to reduce its ownership below the Maximum Amount or the Protected Amount for such Substantial Claimholder. Any such objection must be e-mailed and faxed to counsel to the Debtors at the e-mail addresses and fax numbers identified on the attached Annex 1. In connection with any such objection, the Substantial Claimholder shall disclose its holdings to counsel to the Debtors as of the time of the filing of the objection and as of the time of any hearing on such objection. The Debtors may serve a new Sell-Down Notice by overnight delivery service within the United States correcting such errors; any Substantial Claimholder required to sell additional Claims as a result of such correction shall have 20 calendar days from service of any new Sell-Down Notice to effect the additional Sell-Down.

6. Obligations of Substantial Claimholders. As ordered and directed in the Trading Order, prior to the Effective Date, each Substantial Claimholder shall sell an amount of Claims equal to its share of the Sell-Down Amount or such other amount necessary so that no Substantial Claimholder shall, as of the Effective Date, hold Claims in excess of the Maximum Amount for such claimholder (the “Sell-Down”). Each Substantial Claimholder shall sell or otherwise transfer its Claims subject to the Sell-Down to unrelated persons or entities; provided further that the Substantial Claimholder shall not have a reasonable basis to believe that such persons or entities, would own, immediately after the contemplated consummation of such transfer, an amount of Claims in excess of the Maximum Amount for such claimholder.

7. Notice of Compliance. A Substantial Claimholder subject to the Sell-Down shall, before the Effective Date and as a condition to receiving Affected Securities, e-mail and fax to counsel to the Debtors at the e-mail address and fax number identified on the attached Annex 1, a written statement in the form attached hereto as Annex 1 that such Substantial Claimholder has complied with the terms and conditions set forth in this Notice and Paragraph 4 of the Trading Order and that such Substantial Claimholder does not hold Claims, as of the Effective Date, in an amount in excess of the Maximum Amount.

Dated:	Wilmington, Delaware	BY ORDER OF THE COURT
[Insert Date]

ANNEX 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VeraSun Energy Corporation, et al.,	:
	:	Chapter 11
Debtors.[1]	:
	:	Joint Administration Pending
:
x

Notice of Compliance

This Notice of Compliance is being submitted as required by the Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [_]) (the “Trading Order”). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings given to them in the Trading Order.

[1]

The Debtors consist of: VeraSun Energy Corporation (EIN: 20-3430241); ASA Albion, LLC (EIN: 55-0907221); ASA Bloomingburg, LLC (EIN: 55-0907224); ASA Linden, LLC (EIN: 55-0907228); ASA OpCo Holdings, LLC (EIN: 68-0609122) US Bio Marion, LLC (EIN: 20-34377343); US BioEnergy Corporation (EIN: 20-1811472); VeraSun Albert City, LLC (EIN: (20-2264707); VeraSun Aurora Corporation (EIN: 40-0462174); VeraSun BioDiesel, LLC (EIN: 20-3790860); VeraSun Central City, LLC (EIN: (55-0816855); VeraSun Charles City, LLC (EIN: 20-3735184); VeraSun Dyersville, LLC (20-5765890); VeraSun Fort Dodge, LLC (EIN: 42-1630527); VeraSun Granite City, LLC (EIN: 20-5909621); VeraSun Hankinson, LLC (90-0287129); VeraSun Hartley, LLC (EIN: 20-5381200); VeraSun Janesville, LLC (EIN: 20-4420290); VeraSun Litchfield, LLC (EIN: 20-8621370); VeraSun Marketing, LLC (EIN: 20-3693800); VeraSun Ord, LLC (75-3204878); VeraSun Reynolds, LLC (EIN: 20-5914827); VeraSun Tilton, LLC (EIN: 26-1539139); VeraSun Welcome, LLC (EIN: 20-4115888); VeraSun Woodbury, LLC (20-0647425).

1. The undersigned has complied in full with the Sell-Down Procedures set forth in Section 4 of the Trading Order and does not hold Claims, as of the Effective Date, in an amount in excess of $             , the Maximum Amount.

2. In accordance with the Trading Order, the undersigned served a copy of this Notice on counsel for the Debtors at the e-mail address(es) and fax number(s) identified below.

3. Service Information.

a.	Counsel for the Debtors:

Peter E. Krebs, Esq.
SKADDEN, ARPS, SLATE, MEAGHER AND FLOM
333 West Wacker Drive
Chicago, Illinois 60606-1285
Facsimile: (312) 827-9369
E-mail: Peter.Krebs@skadden.com

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT 2F

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VeraSun Energy Corporation, et al.,	:
	:	Chapter 11
Debtors.[1]	:
	:	Joint Administration Pending
:
x

Notice of Compliance

This Notice of Compliance is being submitted as required by the Interim Order Under 11 U.S.C. §§ 105, 362 and 541 and Fed. R. Bankr. P. 3001 and 3002 (I) Establishing Notification and Hearing Procedures for Trading in Equity Securities and (II) Establishing the Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates (Docket No. [    ]) (the “Trading Order”). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings given to them in the Trading Order.

[1]

The Debtors consist of: VeraSun Energy Corporation (EIN: 20-3430241); ASA Albion, LLC (EIN: 55-0907221); ASA Bloomingburg, LLC (EIN: 55-0907224); ASA Linden, LLC (EIN: 55-0907228); ASA OpCo Holdings, LLC (EIN: 68-0609122) US Bio Marion, LLC (EIN: 20-34377343); US BioEnergy Corporation (EIN: 20-1811472); VeraSun Albert City, LLC (EIN: (20-2264707); VeraSun Aurora Corporation (EIN: 40-0462174); VeraSun BioDiesel, LLC (EIN: 20-3790860); VeraSun Central City, LLC (EIN: (55-0816855); VeraSun Charles City, LLC (EIN: 20-3735184); VeraSun Dyersville, LLC (20-5765890); VeraSun Fort Dodge, LLC (EIN: 42-1630527); VeraSun Granite City, LLC (EIN: 20-5909621); VeraSun Hankinson, LLC (90-0287129); VeraSun Hartley, LLC (EIN: 20-5381200); VeraSun Janesville, LLC (EIN: 20-4420290); VeraSun Litchfield, LLC (EIN: 20-8621370); VeraSun Marketing, LLC (EIN: 20-3693800); VeraSun Ord, LLC (75-3204878); VeraSun Reynolds, LLC (EIN: 20-5914827); VeraSun Tilton, LLC (EIN: 26-1539139); VeraSun Welcome, LLC (EIN: 20-4115888); VeraSun Woodbury, LLC (20-0647425).

1. The undersigned has complied in full with the Sell-Down Procedures set forth in Section 4 of the Trading Order and does not hold Claims, as of the Effective Date, in an amount in excess of $             , the Maximum Amount.

2. In accordance with the Trading Order, the undersigned served a copy of this Notice on counsel for the Debtors at the e-mail address(es) and fax number(s) identified below.

3. Service Information.

a.	Counsel for the Debtors:

Peter E. Krebs, Esq.
SKADDEN, ARPS, SLATE, MEAGHER AND FLOM
333 West Wacker Drive
Chicago, Illinois 60606-1285
Facsimile: (312) 827-9369
E-mail: Peter.Krebs@skadden.com

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

Exhibit 3

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re	:
	:	Case No. 08-12606 (BLS)
VERASUN ENERGY CORPORATION, et al.,	:
	:	Chapter 11
Debtors.	:
	:	Jointly Administered
:
x

NOTICE OF INTERIM ORDER UNDER 11 U.S.C. §§ 105, 362 AND 541 AND

FED.R. BANKR. P. 3001 AND 3002 (I) ESTABLISHING NOTIFICATION AND

HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES AND (II)

ESTABLISHING THE NOTICE AND SELL-DOWN PROCEDURES

FOR TRADING IN CLAIMS AGAINST THE DEBTORS’ ESTATES

TO ALL PERSONS OR ENTITIES WITH CLAIMS AGAINST OR EQUITY INTERESTS IN THE DEBTORS1:

PLEASE TAKE NOTICE that on October 31, 2008 (“Petition Date”), VeraSun Energy Corporation (“VeraSun”) and certain of its subsidiaries and affiliates (the “Affiliate Debtors,” and together with VeraSun, the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101-1330, as amended (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on October 31, 2008, the Debtors filed a motion seeking entry of an order pursuant to sections 105, 362, and 541 of

[1]

The Debtors are the following entities: VeraSun Energy Corporation; ASA Albion, LLC; ASA Bloomingburg, LLC; ASA Linden, LLC; ASA OpCo Holdings, LLC; Clean Tec Aviation Fuels, LLC; US Bio Grain CPI, LLC; US Bio Ingredit, LLC; US Bio Marion, LLC; US Bio Marshall, LLC; US BioEnergy Corporation; VeraSun Albert City, LLC; VeraSun Aurora Corporation; VeraSun BioDiesel, LLC; VeraSun Central City, LLC; VeraSun Charles City, LLC; VeraSun Dyersville, LLC; VeraSun Fort Dodge, LLC; VeraSun Granite City, LLC; VeraSun Hankinson, LLC; VeraSun Hartley, LLC; VeraSun Janesville, LLC; VeraSun Litchfield, LLC; VeraSun Marketing, LLC; VeraSun Ord, LLC; VeraSun Reynolds, LLC; VeraSun Tilton, LLC; VeraSun Welcome, LLC; VeraSun Woodbury, LLC.

the Bankruptcy Code establishing notification and hearing procedures for trading in equity securities and (II) establishing the notice and sell-down procedures for trading in claims against the Debtors’ estates (the “Motion”).

PLEASE TAKE FURTHER NOTICE THAT on November 6, 2008, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an order approving the procedures set forth below on an interim basis in order to preserve the Debtors’ net operating losses and certain other tax attributes (“Tax Attributes”) pursuant to sections 105, 362, and 541 of the Bankruptcy Code (the “Order”). Except as otherwise provided in the Order, any sale or other transfer of claims against or equity securities in the Debtors in violation of the procedures set forth below shall be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that final relief with respect to the Order shall be heard at the next omnibus hearing, which is currently scheduled for December 2, 2008. Any objections with respect to the Order must be filed with the Court no later than November 24, 2008. The Order shall be effective until the Court issues a final order.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in EQUITY SECURITIES OF VERASUN:

(a) Any person or entity (as defined in Treasury Regulations section 1.382-3(a) for purposes of this Section 3) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on the Debtors and counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit 1A, on or before the later of (A) 20 days after the effective date of the notice of entry of this Order or (B) ten days after becoming a Substantial Shareholder.

(b) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) that would result in an increase in the amount of common stock of VeraSun beneficially owned by a Substantial Shareholder or would result in a person’s or entity’s becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1B, of the intended transfer of equity securities.

(c) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) that would result in a decrease in the amount of common stock of VeraSun beneficially owned by a Substantial Shareholder or would result in a person or entity’s ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1C, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a “Notice of Proposed Transfer”).

2

(d) The Debtors shall have 30 calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

(e) For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 7,464,414 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of VeraSun, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, except as otherwise provided therein, the following procedures shall apply to holding and trading in CLAIMS AGAINST ANY OF THE DEBTORS:

a)

Notice of 382(l)(5) Plan and Disclosure Statement. The Debtors shall, upon filing a Disclosure Statement with respect to such plan, simultaneously file with the Court and further publish and serve in the manner specified in Paragraph (j) below a separate notice (“Disclosure Statement Notice”) in substantially the form attached as Exhibit 2A. The Disclosure Statement Notice shall (i) state that a 382(l)(5) Plan has been filed with the Court, (ii) disclose the most current estimate of the Threshold Amount and (iii) set a record date, which shall be 5:00 p.m., New York Time, on the date set by the Court that is ten (10) business days prior to the date set for the hearing on the Disclosure Statement (the “Disclosure Statement Notice Record Date”). Each Beneficial Claimholder who holds more than the Threshold Amount (each, a “Substantial Claimholder”) as of the Disclosure Statement Notice Record Date is hereby ordered and directed

3

to email and fax to counsel to the Debtors a report in the form attached hereto as Exhibit 2B (the “Initial Holdings Report”) identifying: (I) the nature and amount of Claims held by such Beneficial Claimholder as of the Disclosure Statement Notice Record Date (the “Initial Holdings”); and (II) the Protected Amount that is in excess of the Threshold Amount. The Initial Holdings Report shall be subject to the confidentiality provisions set forth in Paragraph (i) below and shall be served in accordance with the preceding sentence no later than three business days prior to the first date set by the Court for the hearing to consider the Disclosure Statement to the email addresses and fax numbers identified on the attached Exhibit 2B. In the event that the hearing to consider the Disclosure Statement is adjourned or continued, Substantial Claimholders shall not be required to amend or update their Initial Holdings Reports unless, in the event of an adjournment or continuance, the Debtors establish a new Disclosure Statement Notice Record Date and provides notice thereof, in which case the process above will re-commence.

b)	Disclosure Statement. The Disclosure Statement shall contain information adequate to permit a party entitled to vote on a 382(l)(5) Plan to determine whether a 382(l)(5) Plan provides greater value than possible alternatives and shall include, without limitation, the following disclosures: (i) the net present value of the projected tax savings of the 382(l)(5) Plan as compared to a 382(l)(6) Plan based on the financial projections included in the Disclosure Statement; (ii) a description of the restrictions on trading with respect to the common stock and any other securities of the reorganized Debtors (the “Affected Securities”) that will be required or imposed under the 382(l)(5) Plan after the Effective Date to preserve such tax savings; (iii) the projected value of the Affected Securities in the aggregate; and (iv) the projected tax savings of the 382(l)(5) Plan as a percentage of the aggregate value of the Affected Securities. In addition, the Debtors shall promptly (and in any event before the end of the hearing on the Disclosure Statement) disclose on a separate filing with the SEC on Form 8-K (i) the aggregate amount of Initial Holdings (the “Total Initial Holdings”) and (ii) the estimated maximum amount and percentage of the Total Initial Holdings in each class that may be required to be sold down as provided below. Such disclosures shall be included in the final Disclosure Statement. The foregoing does not limit in any way the right of any party in interest to object to the adequacy of the information in the Disclosure Statement.

c)

Notice of Claimholder Acceptance of 382(l)(5) Plan. The Debtor shall file with the Court and further publish and serve in the manner specified in Paragraph (j) below, not less than ten days prior to the commencement of the Confirmation Hearing, a notice (the “Pre-Confirmation Notice”) substantially in the form attached hereto as Exhibit 2C, setting forth: (i) a record date, which shall be 5:00 p.m., New York Time, on a date that is ten days prior to the first date set by the Court for the Confirmation Hearing (the “Pre-Confirmation Notice Record Date”); and (ii) identifying the most current estimate of the Threshold Amount

4

(determined as of the Pre-Confirmation Notice Record Date). Each Beneficial Claimholder who is a Substantial Claimholder (as determined by the Threshold Amount identified in the Pre-Confirmation Notice) as of the Pre-Confirmation Notice Record Date is hereby ordered and directed to deliver, via e-mail and fax, a report in the form attached hereto as Exhibit 2D (the “Final Holdings Report”) identifying the nature and amount of claims held by such Beneficial Claimholder as of the Pre-Confirmation Notice Record Date (the “Final Holdings”). The Final Holdings Report shall be subject to the confidentiality provisions set forth in Paragraph (i) below and shall be served on counsel to the Debtors no later than the date that is three business days prior to the first date set by the Court for the Confirmation Hearing to the e-mail addresses and fax numbers identified on the attached Exhibit 2B. For any Substantial Claimholder who did not serve an Initial Holdings Report, the Final Holdings Report shall also contain such Substantial Claimholder’s Protected Amount that is in excess of the Threshold Amount. In the event that the Confirmation Hearing is adjourned or continued, Substantial Claimholders shall not be required to amend or update their Final Holdings Reports unless, in the event of an adjournment or continuance, the Debtors establish a new Pre-Confirmation Notice Record Date and provides notice thereof, in which case the process above will re-commence.

d)	Sell-Down Notice. If the Court confirms the 382(l)(5) Plan, the Debtors shall serve a notice substantially in the form attached hereto as Exhibit 2E (the “Sell-Down Notice”) by overnight delivery service within the United States upon counsel to the Debtors and each Substantial Claimholder (as of the Pre-Confirmation Notice Record Date) within five business days after the entry of the order confirming the 382(l)(5) Plan. The Sell-Down Notice shall (i) state that the 382(l)(5) Plan has been confirmed; (ii) contain the results of the calculations described in Paragraph (f)(1) below, including the calculation of the Maximum Amount and the information used to perform all such calculations to the extent that the Debtors are not required by this Order or other confidentiality restrictions to keep such information confidential; and (iii) provide notice that, pursuant to this Order, each Substantial Claimholder is ordered and directed to comply with the Sell-Down Procedures (set forth in Paragraph (f) below) before the Effective Date.

e)	Effective Date. The Effective Date of any 382(l)(5) Plan shall not be earlier than 30 calendar days after the Confirmation Date.

f)	Sell-Down Procedures. If and only to the extent that a 382(l)(5) Plan is confirmed by this Court, then, to the extent necessary to effectuate the 382(l)(5) Plan, each Beneficial Claimholder who is, as of the Pre-Confirmation Notice Record Date, a Substantial Claimholder (other than a Permitted Substantial Claimholder whose Claims shall not be required to be sold as part of the Sell-Down pursuant to Paragraph (f)(2) below), is hereby ordered and directed to comply with the following sell-down procedures (the “Sell-Down Procedures”):

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1.	The Maximum Amount. The Debtors shall calculate the maximum amount of claims that may be held, as of the Effective Date of the 382(l)(5) Plan, by a Substantial Claimholder that was a Substantial Claimholder as of the Pre-Confirmation Notice Record Date (the “Maximum Amount”) as follows:

i.	Based upon the information provided by the Substantial Claimholders in the Final Holdings Reports, the Debtors shall calculate the total amount of claims that all Substantial Claimholders must sell to effectuate the 382(l)(5) Plan assuming that all Incremental Holdings will be sold prior to any Sell-Down of claims held by the Substantial Claimholders prior to the Disclosure Statement Notice Record Date and taking into account in its determination the portion of claims held by Substantial Claimholders that the Debtors reasonably conclude (based on evidence furnished by the Substantial Claimholders) have not existed since a date that was 18 months before the Petition Date and that are not “ordinary course” claims, within the meaning of Treasury Regulations section 1.382- 9(d)(2)(iv) (the “Sell-Down Amount”).

ii.	If the Sell-Down Amount is less than or equal to the Total Incremental Holdings, the Debtors shall calculate the amount of each Substantial Claimholder’s pro rata share of the Sell-Down Amount (i.e., the Sell-Down Amount multiplied by a fraction, the numerator of which is the Substantial Claimholder’s Incremental Holdings and the denominator of which is the Total Incremental Holdings);

iii.	If the Sell-Down Amount exceeds Total Incremental Holdings, the Debtors shall calculate for each Substantial Claimholder the amount of such Substantial Claimholder’s pro rata share of such excess (i.e., the total amount of such excess multiplied by a fraction, the numerator of which is such Substantial Claimholder’s Initial Holdings minus the Threshold Amount and the denominator of which is the Total Initial Holdings in excess of the Threshold Amount of all Substantial Claimholders) and add to that the amount of such Substantial Claimholder’s Incremental Holdings; and

iv.	For each Substantial Claimholder, the Debtors shall subtract from the total claims held by such Substantial Claimholder (as reported in the Final Holdings Report) such Substantial

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Claimholder’s share of the Sell-Down Amount calculated in accordance with clauses (ii) or (iii) above, as applicable. The difference shall be the Maximum Amount.

2.	Sell-Down. Prior to the Effective Date, each Substantial Claimholder shall sell an amount of claims equal to its share of the Sell-Down Amount or such other amount necessary so that no Substantial Claimholder shall, as of the Effective Date, hold claims in excess of the Maximum Amount for such claimholder (the “Sell-Down”); provided, however, that notwithstanding anything to the contrary in this Order, no Beneficial Claimholder shall be required to sell any claims if such sale would result in such Beneficial Claimholder having Beneficial Ownership of an aggregate amount of Claims that is less than such Beneficial Claimholder’s Protected Amount. Each Substantial Claimholder shall sell or otherwise transfer its claims subject to the Sell-Down to unrelated persons or entities; provided further that the Substantial Claimholder shall not have a reasonable basis to believe that such person or entity would own, immediately after the contemplated consummation of such transfer, an amount of claims in excess of the Maximum Amount for such claimholder.

3.	Objections to Sell-Down Notices. A Substantial Claimholder who has complied with the notice procedures contained in this Section 4 may, no later than 10 calendar days from service of the Sell-Down Notice, object to the manner in which the Maximum Amount or the Sell-Down Amount specified in a Sell-Down Notice were calculated or on the grounds that such notice contained a mathematical error that would result in requiring the Substantial Claimholder to reduce its ownership below the Maximum Amount or the Protected Amount for such Substantial Claimholder. In connection with any such objection, the Substantial Claimholder shall disclose its holdings to counsel to the Debtors as of the time of the filing of the objection and as of the time of any hearing on such objection. The Debtors may serve a new Sell-Down Notice by overnight delivery service within the United States correcting such errors; any Substantial Claimholder required to sell additional claims as a result of such correction shall have 20 calendar days from service of any new Sell-Down Notice to effect the additional Sell-Down.

4.

Notice of Compliance. A Substantial Claimholder subject to the Sell-Down shall, before the Effective Date and as a condition to receiving Affected Securities, deliver to counsel to the Debtors a written statement substantially in the form of Exhibit 2F hereto that such Substantial Claimholder has complied with the terms and conditions set forth in Paragraph (f)(2) and that such Substantial Claimholder will not hold claims, as of the Effective Date, in an amount in excess of the Maximum Amount for such Substantial Claimholder (the “Notice of Compliance”).

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Any Substantial Claimholder who fails to comply with this provision shall not receive Affected Securities with respect to any claims in excess of the greater of such claimholder’s Protected Amount or the then current Threshold Amount.

5.	Applicable Authority. For the avoidance of doubt, section 382 of the I.R.C., the Treasury Regulations promulgated thereunder and all relevant Internal Revenue Service and judicial authority shall apply in determining whether the claims of several persons and/or Entities must be aggregated when testing for Substantial Claimholder status. For these purposes and except as specifically provided with respect to claims ownership in the Treasury Regulations, the rules and authority identified in the preceding sentence shall be treated as if they applied to claims in the same manner as they apply to stock.

6.	Subsequent Substantial Claimholders. To the extent that any person or Entity becomes a Substantial Claimholder after the date in which Final Holdings Reports are due, the Court shall retain jurisdiction so that the Debtors may seek equitable relief similar to the relief described in this Order in order to protect the Debtors’ ability to apply Section 382(l)(5) of the I.R.C.

g)	Claimholder Participation. To permit reliance by the Debtors on Treasury Regulation section 1.382-9(d)(3), any Beneficial Claimholder that participates in formulating any chapter 11 plan of reorganization of or on behalf of the Debtors (which shall include, without limitation, making any suggestions or proposals to the Debtors or their advisors with regard to such a plan), shall not, and shall not be asked to, disclose (or otherwise make evident unless compelled to do so by an order of a court of competent jurisdiction or some other applicable legal requirement) to the Debtors that any claims in which such Beneficial Claimholder has a beneficial ownership are Newly Traded Claims (the “Participation Restriction”). For this purpose, the Debtors acknowledge and agree that the following activities shall not, where in pursuing such activities the relevant Beneficial Claimholder does not disclose (or otherwise make evident) to the Debtors that such Beneficial Claimholder has beneficial ownership of Newly Traded Claims, constitute a violation of the Participation Restriction: (a) filing an objection to a proposed disclosure statement or to confirmation of a proposed plan of reorganization; (b) negotiating the terms of, or voting to accept or reject, a proposed plan of reorganization; (c) reviewing or commenting on a proposed business plan; (d) membership on the Creditors’ Committee or other official or ad hoc committee; (e) providing information other than with respect to its claims to the Debtors on a confidential basis; or (f) taking any action required by this Order. Any claimholder found by the Court to have violated the Participation Restriction, and who, as a result, would prevent the Debtors from implementing a 382(l)(5) Plan, shall be required to dispose of Newly Traded Claims of which such Entity has Beneficial Ownership in the manner specified in Paragraph (f)(2) above and shall be subject to the Forfeiture Remedy described in Paragraph (h) below.

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h)	Sanctions for Noncompliance. If any Substantial Claimholder fails to comply with the Sell-Down applicable to it, such Substantial Claimholder shall not be entitled to receive Beneficial Ownership of any Affected Securities in connection with the implementation of the 382(l)(5) Plan with respect to any claims required to be sold pursuant to a Sell-Down Notice. Any Substantial Claimholder that violates this Order shall be required to forfeit the Affected Securities (the “Forfeiture Remedy”). The Debtors may seek to enforce the Forfeiture Remedy, on notice to the Entity upon whom such sanctions are sought to be imposed, on an expedited basis. The Debtors also reserve the right to seek from this Court, on an expedited basis, other sanctions or damages for a willful violation of this Order, on notice to the Entity upon whom such sanctions are sought to be imposed, including, but not limited to damages for loss of any tax benefits caused by such violation and any injunction or other relief necessary or appropriate to remedy such violation. Any distribution of Affected Securities pursuant to the implementation of the 382(l)(5) Plan that is precluded by an order enforcing the Forfeiture Remedy (the “Forfeited Equity”) shall be void ab initio. Any Entity that receives Forfeited Equity shall, immediately upon becoming aware of such fact, return the Forfeited Equity to the reorganized Debtors or, if all of the shares properly issued to such Entity and all or any portion of such Forfeited Equity have been sold prior to the time such Entity becomes aware of such fact, such Entity shall return to the reorganized Debtors (a) any Forfeited Equity still held by such Entity and (b) the proceeds attributable to the sale of Forfeited Equity. Any Entity that receives Forfeited Equity and fails to comply with the preceding sentence shall be subject to such additional sanctions as the Court may determine. The reorganized Debtors shall distribute any Forfeited Equity in accordance with the 382(l)(5) Plan.

i)	Confidentiality. The Initial Holdings Report, the Final Holdings Report, the Sell-Down Notices and the Notice of Compliance, and the information contained therein, shall be treated as confidential information and shall be available only to the Debtors and counsel and financial or tax advisors to the Debtors. Each recipient of any Initial Holdings Report, Final Holdings Report, Sell-Down Notice and the Notice of Compliance (or similar notices provided under the Order) shall keep the information contained therein confidential and shall not disclose such information to any person or entity (including, without limitation, any member of the Creditors’ Committee) unless required to produce it in a legal proceeding or subject to further Court order.

j)

Notice. Any notices required to be published under Section 4 of this Order shall be published in The Wall Street Journal and the Financial Times. All notices required to be served shall be served on the following parties via electronic mail if an e-mail address is known, or by overnight mail if an e-mail address is not known: (a) the Office of the United States Trustee for the District of Delaware

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(which shall be sent by overnight mail only); (b) the Securities and Exchange Commission; (c) the Internal Revenue Service; (d) the United States Attorney Office for District of Delaware; (e) counsel to the Prepetition Lenders; (f) counsel to the DIP Lenders, (g) counsel to the Indenture Trustee; (h) the parties included on the Debtors’ list of thirty (30) largest unsecured creditors; (i) any statutory committee appointed under section 1102 of the Bankruptcy Code; and (j) the indenture trustees for any bonds or debentures of the Debtors.

k)	The requirements set forth in this Order are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate and other laws, and do not excuse compliance therewith.

l)	The Court shall retain jurisdiction to interpret, enforce, aid in the enforcement of and resolve any disputes or matters related to any of the provisions of this Order.

m)	For purposes of Section 4 of this Order, the following definitions shall apply:

a)	“382(l)(5) Plan” means a plan of reorganization for the Debtors under chapter 11 of the Bankruptcy Code that provides for or contemplates the use of net operating loss carryforwards and other tax attributes under Section 382(l)(5) of the I.R.C. and that restricts transfers of Beneficial Ownership of Affected Securities for not less than two years after the reorganization in order to avoid an “ownership change,” as such term is defined in the I.R.C. and regulations promulgated thereunder.

b)	“382(l)(6) Plan” means a plan of reorganization for the Debtors under chapter 11 of the Bankruptcy Code that provides for or contemplates the use of net operating loss carryforwards and other tax attributes under, and subject to the limitations of, Section 382(l)(6) of the I.R.C.

c)	“Applicable Percentage “ means, if only one class of Affected Securities is to be issued pursuant to the terms of a 382(l)(5) Plan, 4.75% of the number of such shares that the Debtors reasonably estimate will be issued at the effective date of such 382(l)(5) Plan. If more than one class of Affected Securities is to be distributed pursuant to the terms of a 382(l)(5) Plan, the Applicable Percentage shall be determined by the Debtors in their reasonable judgment in a manner consistent with the estimated range of values for the equity to be distributed reflected in the valuation analysis set forth in the Disclosure Statement, and shall be expressed in a manner that makes clear how many shares of common equity would constitute the Applicable Percentage.

d)	“Beneficial Ownership” of claims shall be determined in accordance with applicable rules under Section 382 of the I.R.C. and regulations promulgated thereunder, as if such rules applied to claims in the same manner as they apply to equity except to the extent inconsistent with rules and regulations specifically applicable to the ownership of claims.

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e)	“Beneficial Claimholders” means those Entities that have Beneficial Ownership of claims.

f)	“claim” shall have the meaning ascribed to that term in section 101(5) of the Bankruptcy Code and includes, without limitation, a lessor’s right to any current or future payment under or arising out of any lease with respect to which any Debtor is a lessee.

g)	“Confirmation Date” means the date on which the Court enters an order confirming a 382(l)(5) Plan.

h)	“Confirmation Hearing” means a hearing held before this Court on the confirmation of the 382(l)(5) Plan pursuant to section 1129 of the Bankruptcy Code.

i)	“Disclosure Statement” means a disclosure statement filed with the Court relating to a 382(l)(5) Plan.

j)	“Effective Date” means the date on which the 382(l)(5) Plan becomes effective, but in no event less than 30 calendar days from the Confirmation Date.

k)	“Entity” means a person or entity for purposes of the rules under Section 382 of the I.R.C.

l)	“Incremental Holdings” means the amount, if any, of Claims identified in each Substantial Claimholders’ Final Holdings Report in excess of the greater of (i) the amount contained in each respective Substantial Claimholder’s Initial Holdings Report and (ii) the Threshold Amount as of the Disclosure Statement Notice Record Date.

m)	“Newly Traded Claims” means claims (i) with respect to which an Entity acquired beneficial ownership after the date that was 18 months before the Petition Date; and (b) that are not “ordinary course” claims, within the meaning of Treasury Regulations section 1.382-9(d)(2)(iv), of which the same Entity has always had beneficial ownership.

n)	“Permitted Substantial Claimholder” means a Substantial Claimholder whom the Debtors reasonably conclude acquired its claim in the ordinary course of the Debtors’ trade or business (within the meaning of Treasury Regulations section 1.382-9(d)(2)(iv)) and has at all times since the creation of such claim held the Beneficial Ownership in that claim.

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o)	“Petition Date” means October 31, 2008.

p)	“Protected Amount” means the amount of claims of which a Beneficial Claimholder had Beneficial Ownership on the Petition Date, increased by the amount of claims of which such Beneficial Claimholder acquires Beneficial Ownership pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date minus the amount of claims that such Beneficial Claimholder sells pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date.

q)	“Substantial Claimholder” means a Beneficial Claimholder who holds more than the Threshold Amount as of the applicable record date and time, as described in Paragraphs 4(a) and 4(c) above.

r)	“Threshold Amount” means the amount of claims that are projected by the Debtors to entitle the Beneficial Claimholder thereof to become the Beneficial Claimholder of the Applicable Percentage of Affected Securities.

s)	“Total Incremental Holdings” means the aggregate amount of all of each Substantial Claimholders’ Incremental Holdings.

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606, Att’n Peter E. Krebs, will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, Kurtzman Carson Consultants LLC (“KCC”), shall supply a copy of the Order. KCC shall supply a copy of the Order at a cost to be paid by the person requesting it at the prevailing fee being charged by KCC. KCC shall accommodate document requests during normal business hours, Monday to Friday (excluding recognized holidays). In addition, copies may be downloaded from the website of KCC at www.kccllc.net/verasun or can be requested by calling (866) 381-9100.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF CLAIMS AGAINST, OR EQUITY SECURITIES IN, THE DEBTORS IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

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THE DEBTORS PLAN OF REORGANIZATION MAY PROVIDE FOR THE DISALLOWANCE OF CLAIMS AGAINST OR INTERESTS IN THE DEBTORS TO THE EXTENT THAT THEY WOULD ENTITLE THE HOLDERS THEREOF TO A DISTRIBUTION OF 4.75% OR MORE OF THE VALUE OF THE REORGANIZED DEBTORS.

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PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Dated:	Wilmington, Delaware
November 6, 2008

/s/ Mark S. Chehi
Mark S. Chehi (I.D. No. 2855)
Megan E. Cleghorn (I.D. No. 4080) Davis Lee Wright (I.D. No. 4324) Skadden, Arps, Slate, Meagher & Flom LLP
One Rodney Square P.O. Box 636 Wilmington, DE 19899
(302) 651-3000

- and -

Timothy R. Pohl
Felicia Gerber Perlman
John K. Lyons
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606
(312) 407-0700

Proposed Counsel for Debtors and Debtors in Possession

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